UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2017
BORGWARNER INC.
________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12162	13-3404508
State or other jurisdiction of	Commission File No.	(I.R.S. Employer
Incorporation or organization		Identification No.)

3850 Hamlin Road, Auburn Hills, Michigan	48326
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (248) 754-9200
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers: Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

On February 8, 2017, BorgWarner Inc. (the "Company") appointed Roger A. Krone to its board of directors. There are no transactions and no proposed transactions required to be disclosed pursuant to Item 404 (a) of Regulation S-K between Mr. Krone (or any member of his immediate family) and the Company (or any of its subsidiaries), and there is no arrangement or understanding between Mr. Krone and any other person or entity pursuant to which Mr. Krone was appointed as a director of the Company. In connection with the appointment of Mr. Krone, there were no compensatory or other arrangements made with Mr. Krone, though he will be entitled to the same directors' fees as other non-employee directors of the Company.

Item 7.01    Regulation FD Disclosure

On February 8, 2017, the Company's board of directors declared a quarterly cash dividend of $0.14 per share of common stock. The dividend is payable on March 15, 2017 to stockholders of record on March 1, 2017.

On February 8, 2017 and February 9, 2017, the Company issued the press releases attached as exhibits 99.1 and 99.2, respectively, which are incorporated by reference herein.

The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, are being furnished and shall not be deemed to be “filed” for the purpose of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in any such filings.

Item 8.01    Other Events
On February 8, 2017, the Company's board of directors authorized the Company to repurchase up to an additional 10 million shares of the Company's common stock on the open market or otherwise, in addition to the approximately 2.2 million shares remaining available for repurchase under previous authorizations.   Any repurchase of shares will be subject to, among other things, market conditions and the Company's liquidity needs.  The Company is not required to repurchase any shares and it may determine not to do so in its discretion.

Item 9.01    Financial Statements and Exhibits
(d)    Exhibits.

Exhibit Number            Description

99.1                    Press release dated February 8, 2017

99.2                    Press release dated February 9, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BORGWARNER INC.

Date: February 9, 2017	By:	/s/ John J. Gasparovic
	Name:	John J. Gasparovic
	Its:	Secretary

EXHIBIT INDEX

Exhibit Number            Description

99.1                    Press release dated February 8, 2017

99.2                    Press release dated February 9, 2017